American Century Mutual Funds, Inc. Prospectus Supplement Balanced Fund
Supplement dated August 1, 2019 ■ Prospectus dated March 1, 2019

The following replaces the fifth paragraph under What are the fund's principal investment strategies? on page 6 of the prospectus.
The fixed-income portion of the fund’s portfolio is invested primarily in a diversified portfolio of high- and medium-grade non-money market debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities, bank loans, securities backed by mortgages or other assets and collateralized debt obligations (including collateralized loan obligations). Shorter-term debt securities round out the portfolio. Most of the fixed-income assets will be invested in securities that are rated within the four highest categories by a nationally recognized statistical rating organization. The rating category of a security will be determined at the time of purchase. In the event a security is subsequently downgraded, the fund will not be obligated to dispose of that security, but may continue to hold the security if deemed appropriate by the portfolio managers. Under normal market conditions, the weighted average maturity for the fixed-income portfolio will be three and one-half years or longer.

The following replaces the sixth and seventh paragraphs under What are the principal risks of investing in the fund? on page 7 of the prospectus.
Most of the securities purchased by the fixed-income portion of the fund are investment-grade debt securities at the time of purchase. Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the value of the fund’s fixed-income securities could also decrease. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and make interest and principal payments on time. A lower credit rating indicates a greater risk of non-payment. Changes in the credit rating of a debt security held by the fund could have a similar effect. The fund’s credit quality restrictions apply at the time of purchase; the fund will not necessarily sell securities if they are downgraded by a rating agency.

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